Earnings Per Share	12 Months Ended
Feb. 02, 2013
Earnings Per Share

NOTE 11—EARNINGS PER SHARE

On November 1, 2012, the Company acquired all of the outstanding shares of capital stock of Restoration Hardware, Inc. and Restoration Hardware, Inc. became a direct, wholly owned subsidiary of the Company. Outstanding units issued by Home Holdings under its equity compensation plan, referred to as the Team Resto Ownership Plan, were replaced with common stock of the Company at the time of its initial public offering. Restoration Hardware, Inc. was a direct, wholly owned subsidiary of Home Holdings prior to the Company’s initial public offering. As a result of these transactions, as of November 1, 2012, 32,188,891 shares of the Company’s common stock were outstanding.

On November 7, 2012, the Company completed its initial public offering. In connection with its initial public offering, the Company issued and sold 4,782,609 shares of its common stock.

The weighted-average number of shares for fiscal 2011 is calculated by giving effect to the capitalization of Restoration Hardware Holdings, Inc. on September 2, 2011, which resulted in the number of shares outstanding increasing from 100 shares to 1,000 shares.

The weighted-average number of shares for fiscal 2012 excludes 6,020,152 million shares related to stock options and other stock awards because their inclusion would have an anti-dilutive effect on earnings per share. The Company did not have any anti-dilutive securities in fiscal 2011 or fiscal 2010 because all securities granted in those periods were granted by Home Holdings.